EXHIBIT 32.2

Certification by the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Frank Nitkiewicz, Executive Vice President and Chief Financial Officer of the Federal Home Loan Bank of Boston (“Registrant”) certify that, to the best of my knowledge:

1.               The Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2008 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 12, 2008

/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Federal Home Loan Bank of Boston and will be retained by the Federal Home Loan Bank of Boston and furnished to the Securities and Exchange Commission or its staff upon request.